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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 30, 1997



                          COMMISSION FILE NO.: 0-19968


                           Southwest Bancshares, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                   36-3811042
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(State or other Jurisdiction of Incorporation           (IRS Employer or
organization)                                           Identification No.)


4062 South Highway, Hometown, Illinois                       60456
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (708) 636-2700
                                                        ------------------



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ITEM 5.  OTHER EVENTS.
         -------------

1. On December 17, 1997, Southwest Bancshares, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Alliance Bancorp ("Alliance") which will be the surviving corporation. In connection with the merger, the Company entered into an option agreement with Alliance which provides for the purchase of up to 19.9% of the Company common stock by Alliance under certain circumstances described in the attached agreement. The consummation of the transaction is subject to approval by both the Company's shareholders and Alliance's shareholders, regulatory approvals, and various other conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

      Exhibit 2.1   Agreement and Plan of Merger (including Stock Option
                    Agreement)

      Exhibit 99.1  Press Release




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By:  /s/ Richard E. Webber
                                           ------------------------------------
                                           Richard E. Webber
                                           President and Chief Financial Officer




Dated: December 30, 1997